Exhibit 99.1

NEWS RELEASE

For Immediate Release

Contact: Alison Ziegler, Cameron Associates (212) 554-5469

alison@cameronassoc.com www.usecology.com

US ECOLOGY, INC. TO ACQUIRE EQ - THE ENVIRONMENTAL QUALITY COMPANY

Transaction to Create A Premier North American Environmental Services Company;

Expected to be Immediately Accretive to Adjusted EPS

Boise, Idaho – April 7, 2014 – US Ecology, Inc. (NASDAQ-GS: ECOL) (“the Company”) today announced that it has entered into a definitive stock purchase agreement to acquire EQ – The Environmental Quality Company (“EQ”), a fully-integrated environmental services and waste management company based in Wayne, Michigan, with facilities throughout the Eastern United States. EQ is owned by an affiliate of New York based private equity fund Kinderhook Industries, LLC. The transaction, valued at $465 million, is expected to close in the second or third quarter of 2014 and is subject to customary closing conditions, and a purchase price adjustment based on working capital. The acquisition is expected to be accretive to adjusted earnings per share for the full year 2014.

EQ is a comprehensive solutions provider offering a broad line of environmental services including treatment and disposal of hazardous wastes, recycling, field and industrial services and total waste management. EQ’s facilities include one hazardous waste permitted landfill located outside of Detroit, Michigan, 13 waste treatment and recycling facilities and 21 dedicated service centers. EQ employs over 1,250 employees and services more than 6,000 active customers.

“The addition of EQ to US Ecology’s family of permitted facilities will provide us with an expanded environmental services platform, broadening our geographic footprint and providing for a greater array of services to better meet the needs of our customers,” commented Jeff Feeler, President and CEO. “In addition to its high quality, complementary assets, like US Ecology, EQ has a strong, uncompromising commitment to environmental, health, and safety compliance, engendering the trust of customers, employees and the broader community. We expect that the combination of US Ecology and EQ will result in cross-selling opportunities, transportation synergies and efficiencies of scale, delivering compelling value for our customers and stockholders as well as further opportunities for long-term growth.”

Financial Highlights

EQ generated pro forma revenue of approximately $376 million after pro forma adjustment for its 2013 acquisition of Allstate Power Vac, Inc. and adjusted pro forma EBITDA of approximately $54 million for the year ended December 31, 2013. Though US Ecology is not updating guidance at this time, the transaction is expected to be immediately accretive to adjusted earnings per share before synergies. Adjusted EPS, excludes transaction expenses and other nonrecurring items. A calculation of adjusted pro forma EBITDA is included on page 16 of the presentation filed with the SEC as an exhibit to our Form 8-K filed on April 7, 2014.

Financing of the transaction

The total purchase price of $465 million will be financed using a combination of cash on hand and committed debt financing, consisting of a new $540 million credit facility made up of approximately $415 million in a 7-year Term Loan and a $125 million 5-year Revolving Credit Facility. The closing of the financing is subject to customary closing conditions.

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Advisors

Houlihan Lokey is serving as US Ecology’s financial advisor and Stoel Rives LLP and Dechert LLP are serving as legal counsel. Stifel is serving as EQ’s financial advisor and Kirkland & Ellis LLP is serving as legal counsel. Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC are acting as Joint Lead Arrangers for the financing.

Conference Call

US Ecology, Inc. will hold an investor conference call on Monday, April 7, 2014 at 9:00 a.m. Eastern Daylight Time (7:00 a.m. Mountain Daylight Time) to discuss this pending acquisition. Questions will be invited after management’s presentation. Interested parties can join the conference call by dialing (866) 318-8612 or (617) 399-5131 and using the passcode 86175725. The conference call will also be broadcast live on our website at www.usecology.com. An audio replay will be available through April 14, 2014, by calling (888) 286-8010 or (617) 801-6888 and using the passcode 90660711. The replay will also be accessible on our website at www.usecology.com.

About US Ecology, Inc.

US Ecology, Inc., through its subsidiaries, provides radioactive, hazardous, PCB and non-hazardous industrial waste management and recycling services to commercial and government entities, such as refineries and chemical production facilities, manufacturers, electric utilities, steel mills, medical and academic institutions and waste brokers. Headquartered in Boise, Idaho, the Company is one of the oldest radioactive and hazardous waste services companies in North America.

This press release contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc. and its subsidiaries operate as well as the proposed acquisition of the Environmental Quality Company. Such statements may include, but are not limited to, statements about the Company’s ability to close its proposed acquisition, its ability to raise the capital necessary to complete the transaction, expected synergies from the transaction, projections of the financial results of the combined company and other statements that are not historical facts. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by US Ecology, The Environmental Quality Company and their respective subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, the integration and performance of acquisitions (including the proposed acquisition of The Environmental Quality Company) and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission.  For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc.’s December 31, 2013 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. Many of the factors that will determine the Company’s future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date such statements are made. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward-looking information include a loss of a major customer or contract, compliance with and changes to applicable laws, rules, or regulations, access to cost effective transportation services, access to insurance, surety bonds and other financial assurances, loss of key personnel, lawsuits, labor disputes, adverse economic conditions, government funding or competitive pressures, incidents or adverse weather conditions that could limit or suspend specific operations, implementation of new technologies, market conditions, average selling prices for recycled materials, our ability to replace business from recently completed large projects, our ability to perform under required contracts, our ability to permit and contract for timely construction of new or expanded disposal cells, our willingness or ability to pay dividends and our ability to effectively close, integrate and realize anticipated synergies from future acquisitions, which can be impacted by the failure of the acquired company to achieve anticipated revenues, earnings or cash flows, assumption of liabilities that exceed our estimates, potential compliance issues, diversion of management’s attention or other resources from our existing business, risks associated with entering product / service areas in which we have limited experience, increases in working capital investment, unexpected capital expenditures, potential losses of key employees and customers of the acquired company and future write-offs of intangible and other assets, including goodwill, if the acquired operations fail to generate sufficient cash flows.

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Investors should also be aware that while we do, from time to time, communicate with securities analysts, it is against our policy to disclose to them any material non-public information or other confidential commercial information. Accordingly, stockholders should not assume that we agree with any statement or report issued by any analyst irrespective of the content of the statement or report. Furthermore, we have a policy against issuing or confirming financial forecasts or projections issued by others. Thus, to the extent that reports issued by securities analysts contain any projections, forecasts or opinions, such reports are not the responsibility of US Ecology, Inc.

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